Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SensaSure Technologies Inc. (the “Company”) on Form 10-K for the year ended April 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Clarence Chan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2023	/s/ Clarence Chan
	Name:	Clarence Chan
	Title:	Chief Executive Officer
(Principal Executive Officer)

/s/ Clarence Chan
Name:	Clarence Chan
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)